Janus Investment Fund

Janus Balanced Fund

Supplement dated January 28, 2016

to Currently Effective Prospectuses

dated January 28, 2016

The purpose of this supplement is to provide you with information regarding the portfolio managers for Janus Balanced Fund (the “Fund”). This supplement will remain in effect until April 1, 2016, when it will automatically expire.

1.	The following applies under “Management” in the Fund Summary section of Janus Balanced Fund’s Prospectuses:

Portfolio Managers:  Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015. Marc Pinto, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since May 2005. Mayur Saigal is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015. Gibson Smith, Chief Investment Officer Fixed Income of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since May 2005. Darrell Watters is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2015.

2.	The following applies to Janus Balanced Fund in the “Investment Personnel” section of the Prospectuses related to the portfolio management:

Janus Balanced Fund

Co-Portfolio Managers Jeremiah Buckley, Marc Pinto, Mayur Saigal, Gibson Smith, and Darrell Watters are responsible for the day-to-day management of the Fund. Messrs. Buckley and Pinto focus on the equity portion of the Fund. Messrs. Saigal, Smith, and Watters focus on the fixed-income portion of the Fund.

Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 1998. Mr. Buckley holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. Mr. Buckley holds the Chartered Financial Analyst designation.

Marc Pinto, CFA, is Executive Vice President and lead Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor’s degree in History from Yale University and a Master of Business Administration degree from Harvard University. Mr. Pinto holds the Chartered Financial Analyst designation.

Mayur Saigal is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since December 2015. Mr. Saigal is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005 as a fixed-income analyst. Mr. Saigal holds a Bachelor’s degree in Engineering from Mumbai University and a Master of Business Administration degree from the Thunderbird School of Global Management.

Gibson Smith is Chief Investment Officer Fixed Income of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other

Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor’s degree in Economics from the University of Colorado.

Darrell Watters is Executive Vice President and Co-Portfolio Manager of Janus Balanced Fund, which he has co-managed since December 2015. Mr. Watters is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor’s degree in Economics from Colorado State University.

Please retain this Supplement with your records.